UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                             SECURITIES ACT OF 1934


      Date of Report (Date of earliest event reported) January 18, 2008
      -------------------------------------------------------------------


                          AMCON DISTRIBUTING COMPANY
                          --------------------------
           (Exact name of registrant as specified in its charter)


   DELAWARE                         1-15589                    47-0702918
------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                   File Number)             Identification No.)
incorporation)


                       7405 Irvington Road, Omaha, NE 68122
                       ------------------------------------
                (Address of principal executive offices) (Zip Code)


                                (402) 331-3727
                                --------------
             (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities Act (17 ---- CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR ---- 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the ---- Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the ---- Exchange Act (17 CFO 240.13e-4(c))


Item 2.02      Results of Operations and Financial Condition.

On January 18, 2008, AMCON Distributing Company ("AMCON or "Company") issued a press release announcing its financial results for the first fiscal quarter ended December 31, 2007. A copy of the press release is attached to this report as an exhibit and is incorporated herein by reference.

The information in this report (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information set forth in this report (including the exhibit) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBIT NO.       DESCRIPTION

         99.1 Press release, dated January 18, 2008, issued by AMCON Distributing Company announcing financial results for the first fiscal quarter ended December 31, 2007

                                   SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMCON DISTRIBUTING COMPANY
                                     (Registrant)


Date: January 18, 2008          By:      Andrew C. Plummer
                                         -------------------------
                                Name:    Andrew C. Plummer
                                Title:   Vice President &
                                           Chief Financial Officer


                                 EXHIBIT INDEX
                                 -------------

Exhibit          Description

99.1 Press release, dated January 18, 2008, issued by AMCON Distributing Company announcing financial results for the first fiscal quarter ended December 31, 2007








                             Exhibit 99.1

AMCON DISTRIBUTING COMPANY REPORTS FULLY DILUTED EARNINGS PER SHARE OF $1.12 FOR THE FIRST FISCAL QUARTER ENDED DECEMBER 31, 2007


                              NEWS RELEASE

Chicago, IL, January 18, 2008 - AMCON Distributing Company ("AMCON") (AMEX:DIT), an Omaha, Nebraska based consumer products company is pleased to announce diluted earnings per share of $1.12 for the first fiscal quarter ended December 31, 2007.

"We continue to make steady progress on our strategic plan," commented Christopher H. Atayan, AMCON's Chief Executive Officer. Atayan added "Both of our business segments performed well this quarter. We have a highly cohesive organization that is focused on delivering superior service to our wholesale and retail customers. Our focus on fundamentals leads directly to value creation for our shareholders. Moreover, this philosophy positions us well in a period of economic volatility."

For the first fiscal quarter of 2008, AMCON's Wholesale Distribution segment generated revenues of $201.1 million and operating income before depreciation and amortization of $3.0 million. AMCON's Retail Health Food segment generated revenues of $9.5 million and operating income before depreciation and amortization of $0.9 million.

"Our Customer First philosophy led to several new business awards during the quarter and we continue to manage the business as efficiently as possible," commented Kathleen Evans, President of AMCON's Wholesale Distribution Segment.

"We continue to offer our consumers a wide variety of quality products and strong customer service, which we believe continues to differentiate us from our competitors," commented Eric Hinkefent, President of AMCON's Retail Health Food segment.

"Income from continuing operations for the first fiscal quarter of 2008 was $1.0 million as compared to $0.6 million in the comparable prior period on lower operating and interest costs. Our fully diluted results from the prior period also included a gain of $0.9 million in connection with the sale of the assets of Hawaiian Natural Water Company" commented Andrew Plummer, AMCON's Chief Financial Officer. Plummer added, "We continue to maintain a high degree of liquidity, which facilitates our ability to take advantage of opportunities that benefit our customers."

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, food service, frozen and chilled foods, and health and beauty care products with distribution centers in Illinois, Missouri, Nebraska, North Dakota and South Dakota. Chamberlin's Natural Foods, Inc. and Health Food Associates, Inc., both wholly-owned subsidiaries of The Healthy Edge, Inc., operate health and natural product retail stores in central Florida (6), Kansas, Missouri, Nebraska and Oklahoma (4). The retail stores operate under the names Chamberlin's Market & Cafe and Akins Natural Foods Market.




This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

For Further Information Contact:
Christopher H. Atayan
AMCON Distributing Company
Ph 312-327-1770
Fax: 312-527-3964


































                               AMCON Distributing Company and Subsidiaries
                                  Condensed Consolidated Balance Sheets
                                December 31, 2007 and September 30, 2007
----------------------------------------------------------------------------------------------------
                                                                     December 2007       September
                                                                      (Unaudited)           2007
                                                                     ------------       ------------
ASSETS
Current assets:
  Cash                                                               $    300,908       $    717,554
  Accounts receivable, less allowance for doubtful
    accounts of $0.3 million and $0.3 million, respectively            24,564,218         27,848,938
  Inventories, net                                                     34,057,251         29,738,727
  Deferred income taxes                                                 1,290,020          1,446,389
  Current assets of discontinued operations                                13,743             18,897
  Prepaid and other current assets                                      5,176,195          5,935,208
                                                                     ------------       ------------
     Total current assets                                              65,402,335         65,705,713

Property and equipment, net                                            11,157,673         11,190,768
Goodwill                                                                5,848,808          5,848,808
Other intangible assets, net                                            3,390,137          3,400,070
Deferred income taxes                                                   2,270,436          2,768,043
Non-current assets of discontinued operations                           2,057,033          2,057,033
Other assets                                                            1,531,789          1,093,150
                                                                     ------------       ------------
                                                                     $ 91,658,211       $ 92,063,585
                                                                     ============       ============
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                   $ 12,872,541       $ 15,253,562
  Accrued expenses                                                      4,954,751          5,293,923
  Accrued wages, salaries and bonuses                                   1,244,147          2,202,594
  Income taxes payable                                                    194,201            367,773
  Current liabilities of discontinued operations                        4,031,778          4,035,863
  Current maturities of credit facility                                 3,046,000          3,046,000
  Current maturities of long-term debt                                    623,278            568,024
                                                                     ------------       ------------
     Total current liabilities                                         26,966,696         30,767,739

Credit facility, less current maturities                               38,331,796         35,808,180
Long-term debt, less current maturities                                 6,989,239          7,123,453
Noncurrent liabilities of discontinued operations                       6,542,310          6,542,310

Series A cumulative, convertible preferred stock, $.01 par value
   100,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     2,438,355          2,438,355
Series B cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     1,857,645          1,857,645
Series C cumulative, convertible preferred stock, $.01 par value
   80,000 shares authorized and issued, liquidation preference
   $25.00 per share                                                     1,982,372          1,982,372

Commitments and contingencies

Shareholders' equity:
  Preferred stock, $0.01 par, 1,000,000 shares authorized,
    260,000 shares outstanding and issued in Series A, B and C
    referred to above                                                           -                  -
  Common stock, $.01 par value, 3,000,000 shares authorized,
    537,064 shares outstanding for December 2007 and 529,436
    shares outstanding for September 2007                                   5,372              5,295
  Additional paid-in capital                                            6,558,641          6,396,131
  Accumulated deficit                                                     (14,215)          (857,895)
                                                                     ------------       ------------
     Total shareholders' equity                                         6,549,798          5,543,531
                                                                     ------------       ------------
                                                                     $ 91,658,211       $ 92,063,585
                                                                     ============       ============







                                 AMCON Distributing Company and Subsidiaries
                          Condensed Consolidated Unaudited Statements of Operations
                            for the three months ended December 31, 2007 and 2006
---------------------------------------------------------------------------------------------------------
                                                                               2007             2006
                                                                                            As restated/1/
                                                                           -------------    -------------
Sales (including excise taxes of
 $51.6 million and $49.5 million,
 respectively)                                                             $ 210,663,237    $ 209,366,149

Cost of sales                                                                195,467,389      194,271,875
                                                                           -------------    -------------
Gross profit                                                                  15,195,848       15,094,274
                                                                           -------------    -------------

Selling, general and administrative expenses                                  12,210,575       12,405,083
Depreciation and amortization                                                    362,474          457,843
                                                                           -------------    -------------
                                                                              12,573,049       12,862,926
                                                                           -------------    -------------
Operating income                                                               2,622,799        2,231,348
                                                                           -------------    -------------
Other expense (income):
   Interest expense                                                              969,802        1,268,662
   Other (income), net                                                           (33,211)         (31,081)
                                                                           -------------    -------------
                                                                                 936,591        1,237,581
                                                                           -------------    -------------
Income from continuing operations
  before income taxes                                                          1,686,208          993,767

Income tax expense                                                               641,000          383,000
                                                                           -------------    -------------
Income from continuing operations                                              1,045,208          610,767
                                                                           -------------    -------------
Discontinued operations

 Gain on disposal of discontinued operations,
  net of income tax expense of $0.7 million                                            -          895,588

 (Loss) from discontinued operations,
  net of income tax (benefit) of ($0.06) million
  and ($0.2) million, respectively                                               (95,995)        (258,047)
                                                                           -------------    -------------
(Loss) income on discontinued operations                                         (95,995)         637,541
                                                                           -------------    -------------
Net income                                                                       949,213        1,248,308

Preferred stock dividend requirements                                           (105,533)        (105,533)
                                                                           -------------    -------------
Net income available to common shareholders                                $     843,680    $   1,142,775
                                                                           =============    =============
   Basic earnings (loss) per share
     available to common shareholders:
      Continuing operations                                                $        1.76    $        0.96
      Discontinued operations                                                      (0.18)            1.21
                                                                           -------------    -------------
   Net basic earnings per share
     available to common shareholders                                      $        1.58    $        2.17
                                                                           =============    =============
   Diluted earnings (loss) per share
     available to common shareholders:
      Continuing operations                                                $        1.23    $        0.71
      Discontinued operations                                                      (0.11)            0.75
                                                                           -------------    -------------
   Net diluted earnings per share
     available to common shareholders                                      $        1.12    $        1.46
                                                                           =============    =============
Weighted average shares outstanding:
  Basic                                                                          533,900          527,062
  Diluted                                                                        849,187          854,427



                                    AMCON Distributing Company and Subsidiaries
                             Condensed Consolidated Unaudited Statements of Cash Flows
                               for the three months ended December 31, 2007 and 2006
----------------------------------------------------------------------------------------------------
                                                                           2007            2006
                                                                                       As restated/1/
                                                                       ------------    -------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                                           $    949,213    $  1,248,308
  Deduct: (Loss) income from discontinued operations, net of tax            (95,995)        637,541
                                                                       ------------    ------------
  Income from continuing operations                                       1,045,208         610,767

  Adjustments to reconcile net income from
   continuing operations to net cash flows
    from operating activities:
     Depreciation                                                           352,541         447,909
     Amortization                                                             9,933           9,934
     (Gain) on sale of property and equipment                                (1,625)        (11,116)
     Stock based compensation                                                42,950           3,000
     Deferred income taxes                                                  653,976         899,251
     Provision (benefit) for losses on doubtful accounts                     44,000         (76,196)
     Provision for losses on inventory obsolescence                         160,885         172,503

  Changes in assets and liabilities:
     Accounts receivable                                                  3,240,720        (315,381)
     Inventories                                                         (4,479,409)     (2,074,042)
     Other current assets                                                   759,013         314,707
     Other assets                                                          (438,639)        (66,286)
     Accounts payable                                                    (2,381,021)       (802,790)
     Accrued expenses and accrued wages, salaries and bonuses            (1,297,619)       (721,203)
     Income tax payable and receivable                                     (173,572)        (98,949)
                                                                       ------------    ------------
Net cash flows from operating activities - continuing operations         (2,462,659)     (1,707,892)
Net cash flows from operating activities - discontinued operations          (94,926)     (1,808,062)
                                                                       ------------    ------------
Net cash flows from operating activities                                 (2,557,585)     (3,515,954)

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment                                   (280,619)       (170,809)
     Proceeds from sales of property and equipment                              888          14,200
                                                                       ------------    ------------
Net cash flows from investing activities - continuing operations           (279,731)       (156,609)
Net cash flows from investing activities - discontinued operations                -       3,753,394
                                                                       ------------    ------------
Net cash flows from investing activities                                   (279,731)      3,596,785

CASH FLOWS FROM FINANCING ACTIVITIES:
     Net borrowings on bank credit agreements                             2,523,616         733,644
     Dividends paid on preferred stock                                     (105,533)       (105,533)
     Proceeds from exercise of stock options                                119,637               -
     Principal payments on long-term debt                                  (117,050)       (161,467)
                                                                       ------------    ------------
Net cash flows from financing activities - continuing operations          2,420,670         466,644
Net cash flows from financing activities - discontinued operations                -        (595,048)
                                                                       ------------    ------------
Net cash flows from financing activities                                  2,420,670        (128,404)
                                                                       ------------    ------------
Net change in cash                                                         (416,646)        (47,573)

Cash, beginning of period                                                   717,554         481,138
                                                                       ------------    ------------
Cash, end of period                                                    $    300,908    $    433,565
                                                                       ============    ============












Supplemental disclosure of cash flow information:
 Cash paid during the period for interest                              $   992,518    $  1,262,202
 Cash paid during the period for income taxes                              101,595          98,949

Supplemental disclosure of non-cash information:
  Buyer's assumption of HNWC lease in connection with
  the sale of HNWC's assets - discontinued operations                            -        (225,502)
  Acquisition of equipment through capital leases                           38,090               -


/1/ As previously disclosed in the Company's Fiscal 2007 Annual Report on Form 10-K, during the fourth quarter of fiscal 2007, the Company changed its inventory valuation method from the Last-In First-Out
(LIFO) method to the First-In First-Out (FIFO) method.  As required by U.S. generally accepted accounting principles, this change in accounting principle was reflected in the Company's financials statements through the retroactive application of the FIFO method and the restatement of prior fiscal periods, including the three month fiscal period ended December 2006.
